SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 28, 2019
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Our businesses include the production of pressure-sensitive materials and a variety of tickets, tags, labels and other converted products.  We sell most of our pressure-sensitive materials to label printers and converters that convert the materials into labels and other products through embossing, printing, stamping and die-cutting.  We sell other pressure-sensitive materials in converted form as tapes and reflective sheeting.  We also manufacture and sell a variety of other converted products and items not involving pressure-sensitive components, such as fasteners, tickets, tags, radio-frequency identification (“RFID”) inlays and tags, and imprinting equipment and related solutions, which serve the apparel and other end markets.

Principles of Consolidation

Our Consolidated Financial Statements include the accounts of majority-owned and controlled subsidiaries.  Intercompany accounts, transactions, and profits are eliminated in consolidation.  We apply the equity method of accounting for investments in which we have significant influence but not a controlling interest.

Reclassifications

Certain amounts in the prior year’s Consolidated Financial Statements have been reclassified to conform to the current year presentation.

Fiscal Year

Normally, our fiscal years consist of 52 weeks, but every fifth or sixth fiscal year consists of 53 weeks.  Our 2019, 2018, and 2017 fiscal years consisted of 52-week periods ending December 28, 2019, December 29, 2018, and December 30, 2017, respectively.

Accounting Guidance Updates

Leases

In the first quarter of 2019, we adopted accounting guidance that requires lessees to recognize on their balance sheets the rights and obligations created by leases. This guidance also requires enhanced disclosures regarding the amount, timing, and uncertainty of cash flows from leases. As allowed by this guidance, we elected to apply it using a modified retrospective approach. This approach applies to all leases that existed at or commenced after the date of our initial adoption. As such, prior year comparative amounts have not been adjusted.  We elected the transition practical expedients allowed under this guidance.  See Note 7, “Commitments and Leases,” for more information.

Hedge accounting

In the first quarter of 2019, we prospectively adopted amended accounting guidance issued to improve the financial reporting of hedging relationships by better reflecting the economic results of an entity’s risk management activities in its financial statements and simplifying the application of hedge accounting.  As a result of adopting this guidance, our reclassification of gains and losses from cash flow hedges to earnings is included in the same financial statement line item as the hedged item.  Our adoption of this guidance did not have a material impact on our financial position, results of operations, cash flows, or disclosures.

Reclassification of certain tax effects from accumulated other comprehensive income

In the first quarter of 2019, we adopted accounting guidance that provides entities with the option to reclassify certain tax effects of the U.S. Tax Cuts and Jobs Act (“TCJA”) in accumulated other comprehensive income (“AOCI”) to retained earnings.  We elected not to reclassify the income tax effects stranded in AOCI to retained earnings. Our accounting policy is to release the income tax effects from AOCI to the income statement at the current statutory rate when the related pretax change is recognized.  We also release the disproportionate tax effects in AOCI through the income statement as a discrete tax adjustment in the period when the circumstances upon which they are premised cease to exist.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or GAAP, requires management to make estimates and assumptions for the reporting period and as of the date of the financial statements. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenue and expense.  Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents generally consist of cash on hand, deposits in banks, cash-in-transit, and bank drafts and short-term investments with maturities of three months or less when purchased or received.  The carrying value of these assets approximates fair value due to the short maturity of the instruments.

Trade Accounts Receivable

We record trade accounts receivable at the invoiced amount.  The allowance for doubtful accounts reserve represents allowances for customer trade accounts receivable that are estimated to be partially or entirely uncollectible. These allowances are used to reduce gross trade receivables to their net realizable values.  We record these allowances based on estimates related to the following:

●	Customer-specific allowances;
●	Amounts based on an aging schedule; and
●	An amount based on our historical experience.

No single customer represented 10% or more of our net sales in, or trade accounts receivable at, year-end 2019 or 2018.  However, during 2019, 2018, and 2017, our ten largest customers by net sales in the aggregate represented approximately 16%, 15%, and 15% of our net sales, respectively. As of December 28, 2019 and December 29, 2018, our ten largest customers by trade accounts receivable in the aggregate represented approximately 12% and 14% of our trade accounts receivable, respectively.  These customers were concentrated primarily in our Label and Graphic Materials reportable segment.  We generally do not require our customers to provide collateral.

Inventories

Inventories are stated at the lower of cost or net realizable value and categorized as raw materials, work-in-progress, or finished goods.  Cost is determined using the first-in, first-out method.  Inventory reserves are recorded to cost of products sold for damaged, obsolete, excess and slow-moving inventory and we establish a lower cost basis for the inventory.  We use estimates to record these reserves.  Slow-moving inventory is reviewed by category and may be partially or fully reserved for depending on the type of product, level of usage, and the length of time the product has been included in inventory.

Property, Plant and Equipment

Depreciation is generally computed using the straight-line method over the estimated useful lives of the respective assets, ranging from ten to forty-five years for buildings and improvements and three to fifteen years for machinery and equipment.  Leasehold improvements are depreciated over the shorter of the useful life of the asset or the term of the associated leases.  Maintenance and repair costs are expensed as incurred; renewals and improvements are capitalized.  Upon the sale or retirement of assets, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in net income.

Leases

Our leases primarily relate to office and warehouse space, machinery, transportation, and equipment for information technology. For lease accounting purposes, we do not separate lease and nonlease components, nor do we record operating or finance lease assets and liabilities for short-term leases. We determine if an arrangement is a lease or contains a lease at inception. We have options to renew or terminate some of our leases. We evaluate renewal and termination options based on considerations available at the lease commencement date and over the lease term to determine if we are reasonably certain to exercise these options. As most of our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at the lease commencement date to determine the present value of lease payments. We recognize expense for operating leases on a straight-line basis over the lease term, with variable lease payments recognized in the periods in which they are incurred.

Software

We capitalize software costs incurred during the application development stage of software development, including costs incurred for design, coding, installation to hardware, testing, and upgrades and enhancements that provide the software or hardware with additional functionalities and capabilities.  Software costs, including internal and external training costs and maintenance costs, incurred during the preliminary project stage and the post-implementation and/or operation stage are expensed. In addition, we capitalize implementation costs incurred under a hosting arrangement that is a service contract. Capitalized software, which is included in “Other assets” in the Consolidated Balance Sheets, is amortized on a straight-line basis over the estimated useful life of the software, which is generally between five and ten years.

Impairment of Long-lived Assets

Impairment charges are recorded when the carrying amounts of long-lived assets are determined not to be recoverable.  Recoverability is measured by comparing the undiscounted cash flows expected from the applicable asset or asset group’s use and eventual disposition to its carrying value.  The amount of impairment loss is calculated as the excess of the carrying value over the fair value.  Historically, changes in market conditions and management strategy have caused us to reassess the carrying amount of our long-lived assets.

Goodwill and Other Intangibles Resulting from Business Acquisitions

Business combinations are accounted for using the acquisition method, with the excess of the acquisition cost over the fair value of net tangible assets and identified intangible assets acquired considered goodwill.  As a result, we disclose goodwill separately from other intangible assets.  Other identifiable intangibles include customer relationships, patents and other acquired technology, and trade names and trademarks.

We perform an annual impairment test of goodwill during the fourth quarter, unless certain factors indicate the need to perform an impairment assessment in addition to the annual test. In performing the required impairment tests, we have the option to first assess qualitative factors to determine whether it is necessary to perform a quantitative assessment for goodwill impairment. If the qualitative assessment indicates that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying value, a quantitative assessment is performed. A quantitative assessment primarily consists of a present value (discounted cash flow) method to determine the fair value of the reporting units with goodwill.

Certain factors may result in the need to perform an impairment test prior to the fourth quarter, including significant underperformance of a business relative to expected operating results, significant adverse economic and industry trends, significant decline in our market capitalization for an extended period of time relative to net book value, or a decision to divest a portion of a reporting unit.

We compare the fair value of each reporting unit to its carrying amount, and, to the extent the carrying amount exceeds the unit’s fair value, an impairment of goodwill is recognized for the excess up to the amount of goodwill of that reporting unit.

In consultation with outside specialists, we estimate the fair value of our reporting units using various valuation techniques, with the primary technique being a discounted cash flow analysis.  A discounted cash flow analysis requires us to make various assumptions about the reporting units, including their respective forecasted sales, operating margins and growth rates, and discount rates.  Assumptions about discount rates are based on a weighted average cost of capital for comparable companies.  Assumptions about sales, operating margins, and growth rates are based on our forecasts, business plans, economic projections, anticipated future cash flows, and marketplace data.  Assumptions are also made for varying perpetual growth rates for periods beyond the long-term business plan period.  We base our fair value estimates on projected financial information and assumptions that we believe are reasonable. However, actual future results may materially differ from these estimates and projections. The valuation methodology used to estimate the fair value of reporting units requires inputs and assumptions that reflect current market conditions, as well as the impact of planned business and operational strategies that require management judgment.  The estimated fair value could increase or decrease depending on changes in the inputs and assumptions.

We test indefinite-lived intangible assets, consisting of trade names and trademarks, for impairment in the fourth quarter or whenever events or circumstances indicate that it is more-likely-than-not that their carrying amounts exceed their fair values.  Fair value is estimated as the discounted value of future revenues using a royalty rate that a third party would pay for use of the asset.  Variation in the royalty rates could impact the estimate of fair value.  If the carrying amount of an asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

We amortize finite-lived intangible assets, consisting of customer relationships, patents and other acquired technology, trade names and trademarks, and other intangibles, on a straight-line basis over the estimated useful life of the assets.

See Note 3, “Goodwill and Other Intangibles Resulting from Business Acquisitions,” for more information.

Foreign Currency

Asset and liability accounts of international operations are translated into U.S. dollars at current rates.  Revenues and expenses are translated at the weighted average currency rate for the fiscal year.  Gains and losses resulting from hedging the value of investments in certain international operations and from the translation of balance sheet accounts are recorded directly as a component of other comprehensive income.

On July 1, 2018, we began accounting for our operations in Argentina as highly inflationary, as the country’s three-year cumulative inflation rate exceeded 100%.  As a result, the functional currency of our Argentine subsidiary became the U.S. dollar.

Financial Instruments

We enter into foreign exchange derivative contracts to reduce our risk from exchange rate fluctuations associated with receivables, payables, loans and firm commitments denominated in certain foreign currencies that arise primarily as a result of our operations outside the U.S.  From time to time, we enter into interest rate contracts to help manage our exposure to certain interest rate fluctuations.  We also enter into futures contracts to hedge certain price fluctuations for a portion of our anticipated domestic purchases of natural gas.  The maximum length of time for which we hedge our exposure to the variability in future cash flows for forecasted transactions is 36 months.

On the date we enter into a derivative contract, we determine whether the derivative will be designated as a hedge. Derivatives designated as hedges are classified as either (1) hedges of the fair value of a recognized asset or liability or an unrecognized firm commitment (“fair value” hedges) or (2) hedges of a forecasted transaction or the variability of cash flows that are to be received or paid in connection with a recognized asset or liability (“cash flow” hedges). Other derivatives not designated as hedges are recorded on the balance sheets at fair value, with changes in fair value recognized in earnings. Our policy is not to purchase or hold any foreign currency, interest rate or commodity contracts for trading purposes.

We assess, both at the inception of any hedge and on an ongoing basis, whether our hedges are highly effective.  If it is determined that a hedge is not highly effective, we prospectively discontinue hedge accounting.  For cash flow hedges, gains and losses are recorded as components of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction affects earnings.  In the event that the anticipated transaction is no longer likely to occur, we recognize the change in fair value of the instrument in current period earnings.  Changes in fair value hedges are recognized in current period earnings.  Changes in the fair value of underlying hedged items (such as recognized assets or liabilities) are also recognized in current period earnings and offset the changes in the fair value of the derivative.

In the Consolidated Statements of Cash Flows, hedges are classified in the same category as the item hedged, primarily in operating activities.

We also utilized certain foreign-currency-denominated debt to mitigate our foreign currency translation exposure from our net investment in foreign operations.

See Note 5, “Financial Instruments,” for more information.

Fair Value Measurements

We define fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  When determining the fair value measurements for assets and liabilities required to be recorded at fair value, we consider the principal or most advantageous market in which we would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability.

We determine fair value based on a three-tier fair value hierarchy, which we use to prioritize the inputs used in measuring fair value. These tiers consist of Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, which require us to develop our own assumptions to determine the best estimate of fair value.

Revenue Recognition

Sales are recognized when or as we satisfy a performance obligation by transferring control of a product or service to a customer, in an amount that reflects the consideration to which we expect to be entitled for the product or service. We consider a number of factors in determining when we have transferred control to a customer, including the following: (i) our present right to payment; (ii) the customer’s legal title to the asset; (iii) physical possession of the asset; (iv) the customer’s significant risks and rewards of ownership of the asset; and (v) the customer’s acceptance of the asset.

Generally, payment terms with our customers are consistent with those used in our industries and the regions in which we operate.

Sales returns are accepted in certain limited circumstances. We record an estimate for return liabilities and a corresponding reduction to sales, in the amount we expect to repay or credit customers, which we base on historical returns and outstanding customer claims. Changes in estimates are updated each reporting period.

Sales rebates, discounts, and other customer concessions represent variable consideration and are common in the industries and regions in which we operate and are accounted for as a reduction to sales based on estimates at the time at which products are sold.  These estimates are based on our historical experience, as well as current information such as sales forecasts.  We review our estimates regularly and, as additional information becomes available, we adjust our sales and the respective accruals,  as necessary.

Sales tax, value-added tax, and other taxes we collect from customers are excluded from sales.

Shipping and handling activities after control of a product is transferred to a customer are accounted for as fulfillment costs and not as separate performance obligations.  As a practical expedient, we have elected not to disclose the value of unsatisfied performance obligations for contracts with an original expected length of less than one year.

We generally expense sales commissions when incurred because the amortization period would have been one year or less. These costs are recorded in “Marketing, general and administrative expense” in the Consolidated Statements of Income.

Research and Development

Research and development costs are related to research, design, and testing of new products and applications and are expensed as incurred.

Long-Term Incentive Compensation

No long-term incentive compensation expense was capitalized in 2019, 2018, or 2017.

Valuation of Stock-Based Awards

Our stock-based compensation expense is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a straight-line basis over the requisite service period for stock options and restricted stock units (“RSUs”). Compensation expense for performance units (“PUs”) is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a straight-line basis as these awards cliff-vest at the end of the requisite service period. Compensation expense related to market-leveraged stock units (“MSUs”) is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a graded-vesting basis over their respective performance periods.

Compensation expense for awards with a market condition as a performance objective, which includes PUs and MSUs, is not adjusted if the condition is not met, as long as the requisite service period is met.

The fair value of stock options is estimated as of the date of grant using the Black-Scholes option-pricing model. This model requires input assumptions for our expected dividend yield, expected stock price volatility, risk-free interest rate, and the expected option term.

The fair value of RSUs and the component of PUs that is subject to the achievement of a performance objective based on a financial performance condition is determined based on the fair market value of our common stock as of the date of grant, adjusted for foregone dividends.

The fair value of stock-based awards that are subject to achievement of performance objectives based on a market condition, which includes MSUs and the other component of PUs, is determined using the Monte-Carlo simulation method, which utilizes multiple input variables, including expected stock price volatility and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the target performance objectives established for the award.

Certain of these assumptions are based on management’s estimates, in consultation with outside specialists. Significant changes in assumptions for future awards and actual forfeiture rates could materially impact stock-based compensation expense and our results of operations.

Valuation of Cash-Based Awards

Cash-based awards consist of long-term incentive units (“LTI Units”) granted to eligible employees.  LTI Units are classified as liability awards and remeasured at each quarter-end over the applicable vesting or performance period.  In addition to LTI Units with terms and conditions that mirror those of RSUs, we also grant certain employees LTI Units with terms and conditions that mirror those of PUs and MSUs.

Forfeitures

We estimate expected forfeitures in determining the compensation cost to be recognized each period, rather than accounting for forfeitures as they occur.  Changes in estimated forfeiture rates are recorded as cumulative adjustments in the period estimates are revised.

See Note 12, “Long-term Incentive Compensation,” for more information.

Taxes Based on Income

We are subject to income tax in the U.S. and multiple foreign jurisdictions, whereby judgment is required in evaluating and estimating our worldwide provision, accruals for taxes, deferred taxes and for evaluating our tax positions. Our provision for income taxes is determined using the asset and liability approach in accordance with GAAP. Under this approach, deferred taxes represent the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities. We record a valuation allowance to reduce our deferred tax assets when uncertainty regarding their realizability exists. We recognize and measure our uncertain tax positions following the more-likely-than-not threshold for recognition and measurement for tax positions we take or expect to take on a tax return.

See Note 14, “Taxes Based on Income,” for more information.

Recent Accounting Requirements

In November 2018, the Financial Accounting Standards Board ("FASB”) issued guidance that clarifies the interaction between guidance regarding collaborative arrangements and revenue from contracts with customers. This guidance is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. We do not anticipate that the adoption of this guidance will have a significant impact on our financial position, results of operations, cash flows, and disclosures.

In June 2016, the FASB issued revised guidance on the measurement of credit losses on financial instruments. Credit losses on loans, trade and other receivables, held-to-maturity debt securities, and other instruments will reflect the current estimate of the expected credit losses. This guidance is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted.  We do not anticipate that our adoption of this guidance will have a significant impact on our financial position, results of operations, cash flows, and disclosures.